LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL BOND FUND

November 23, 1998

Dear Shareholder:

The fiscal year ending October 31, 1998, was a volatile one for bonds and for the J.P. Morgan Institutional Bond Fund. We are pleased to report, however, that the fund provided a solid total return of 8.18% for the fiscal year under review. The fund's performance lagged the 9.40% returned by its benchmark, the Salomon Smith Barney Broad Investment Grade Bond Index. However, the fund outperformed its competitors, as measured by the Lipper Intermediate Investment Grade Debt Funds Average, which returned 7.94% for the year.

The fund's net asset value increased from $10.01 per share on October 31, 1997, to $10.10 per share at the end of the fiscal year, after paying approximately $0.63 per share in dividends from ordinary income and approximately $0.07 per share in dividends from capital gains.The fund's net assets stood at approximately $1.0 billion at the end of the fiscal year. The net assets of The U.S. Fixed Income Portfolio, in which the fund invests, totaled approximately $1.3 billion on October 31, 1998.

The report that follows includes an interview with William G. Tennille, a member of the portfolio management team for The U.S. Fixed Income Portfolio. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,


/s/ Ramon de Oliveira                        /s/ Keith M. Schappert

Ramon de Oliveira                            Keith M. Schappert
Chairman of Asset Management                 President of Asset Management
Services                                     Services
J.P. Morgan & Co. Incorporated               J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
  LETTER TO THE SHAREHOLDERS . . . . 1       FUND FACTS AND HIGHLIGHTS . . . 5

  FUND PERFORMANCE . . . . . . . . . 2       FINANCIAL STATEMENTS. . . . . . 8

  PORTFOLIO MANAGER Q&A. . . . . . . 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $5,000,000 (the minimum investment in the fund). The chart at right shows that $5,000,000 invested on October 31, 1988,* would have grown to $11,135,966 on October 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $5,000,000 OVER 10 YEARS*

OCTOBER 31, 1988 - OCTOBER 31, 1998

                    J.P. Morgan Institutional       Salomon Smith Barney
                    Bond Fund                       BIG Index
Oct-88              $5,000,000                      $5,000,000
Oct-89              $5,413,780                      $5,590,280
Oct-90              $5,890,330                      $5,947,910
Oct-91              $6,570,570                      $6,884,670
Oct-92              $7,184,630                      $7,579,100
Oct-93              $8,054,430                      $8,486,210
Oct-94              $7,786,680                      $8,181,160
Oct-95              $8,993,400                      $9,466,110
Oct-96              $9,462,240                      $10,023,100
Oct-97              $10,293,500                     $10,907,400
Oct-98              $11,136,000                     $11,932,800



PERFORMANCE                                    TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS
                                               --------------------         -------------------------------------
                                               THREE        SIX             ONE         FIVE         TEN
AS OF OCTOBER 31, 1998                         MONTHS       MONTHS          YEAR        YEARS        YEARS*
--------------------------------------------------------------------        --------------------------------------
J.P. Morgan Inst. Bond Fund                    2.52%        4.43%           8.18%       6.69%        8.34%

Salomon Smith Barney Broad
  Investment Grade Bond Index                  3.46%        5.53%           9.40%       7.05%        9.09%

Lipper Intermediate Investment
  Grade Debt Funds Average                     2.70%        4.58%           7.94%       6.09%        8.25%

AS OF SEPTEMBER 30, 1998
--------------------------------------------------------------------        --------------------------------------
J.P. Morgan Inst. Bond Fund                    3.53%        5.71%           10.19%      6.93%        8.56%

Salomon Smith Barney Broad
  Investment Grade Bond Index                  4.14%        6.56%           11.47%      7.22%        9.34%

Lipper Intermediate Investment
  Grade Debt Funds Average                     3.67%        5.82%           10.02%      6.31%        8.47%








*PERFORMANCE PRIOR TO 7/26/93 REFLECTS THAT OF J.P. MORGAN BOND FUND, THE PREDECESSOR ENTITY TO THE U.S. FIXED INCOME PORTFOLIO, WHICH HAS A SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVE AND RESTRICTIONS AS J.P. MORGAN INSTITUTIONAL BOND FUND (GROWTH AND AVERAGE ANNUAL TOTAL RETURNS BASED ON THE MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN FROM THE INCEPTION DATE ON 7/26/93 THROUGH 10/31/98 IS 6.97%.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN EXPENSES AS DESCRIBED IN THE PROSPECTUS.HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with WILLIAM G. TENNILLE, a member of the portfolio management team for The U.S. Fixed Income Portfolio, in which the fund invests. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. This interview was conducted on November 16, 1998, and reflects Bill's views on that date.

HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE 12 MONTHS ENDED OCTOBER 31, 1998?

WGT: Fixed income markets around the world experienced extreme volatility during the past 12 months. The trouble goes back to July of 1997, when Thailand devalued its currency. Since then, instability and turmoil have spread to most other markets.

This summer, spreads - the difference between interest rates paid by different types of bonds - started to widen. In a flight to quality, investors began to sell the bonds they viewed as risky, and buy the bonds they viewed as more stable.

Emerging markets debt and high-yield bonds were hardest hit. U.S. Treasury bonds became the security of choice, pushing interest rates down to lows not seen since the early 1990s. This touched off a wave of mortgage refinancings, which caused mortgage-backed securities to suffer.

Corporate debt was left in the lurch as well, as the attractiveness of government bonds left corporate bonds without any buyers.

HOW DID THE J.P. MORGAN INSTITUTIONAL BOND FUND PERFORM?

WGT: In this challenging market environment, the J.P. Morgan Institutional Bond Fund held its own. The fund returned 8.18% for the 12 months ended October 31, 1998. The fund surpassed its peers as measured by the Lipper Intermediate Investment Grade Debt Funds Average, which returned 7.94%. However, the fund trailed the Salomon Smith Barney Broad Investment Grade Bond Index, which returned 9.40% for the period.

The widening of spreads created challenges for all well-diversified bond portfolios. We reacted to the changes in the market, trimming our positions in the sectors that were hurt, while adding to our holdings in the better-performing sectors. We also lengthened the portfolio's duration in order to take advantage of the strong Treasury market. We presently have the portfolio allocated the way we want, and we're watching the bond market closely to see what further changes may be necessary.

WHICH SECTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

WGT: Our Treasury bond holdings contributed to the portfolio's performance during the period. Our extended duration - we went as far as our portfolio parameters permit - also boosted our performance. Roughly 5% of the portfolio was invested in European bonds earlier in the year. These securities performed quite well, and we sold out of the positions, believing that the gains from the upcoming European Monetary Union have already been realized.

WHICH SECTORS HINDERED THE PORTFOLIO'S PERFORMANCE?

WGT: Our positions in emerging markets debt, high-yield bonds, and corporate bonds all suffered with their broader markets. We did what we could to trim these holdings, but selling took time. By mid-August, we had reduced our holdings in these sectors to levels with which we were comfortable.

The Federal Reserve's decision to cut interest rates - three times as of this writing - added much-needed liquidity to the fixed income markets. We're starting to feel that we're out of the woods, as trades now have both a buyer and a seller. However, there is still a lot of uncertainty in the world's markets.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

WGT: J.P. Morgan, among many others, is forecasting a mild recession some time in the first half of 1999. There are still many hot spots around the globe. Japan has only recently come up with a realistic plan for dealing with its economic woes. Latin America, Asia, and Russia all have serious problems that are still making their effects felt.

Spreads are not as wide as they were this summer, but they tend to widen every time a new bond issue comes to market. In such an uncertain environment, we are watching the markets closely, ready to make whatever adjustments to the portfolio we deem necessary. I believe that a well-diversified fixed income portfolio offers worthwhile access to the bond market, regardless of market conditions.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. MorganInstitutional Bond Fund seeks to provide a high total return consistent with moderate risk of capital. It is designed for investors who seek a total return that is higher than that generally available from short-term obligations while recognizing the greater price fluctuation of longer-term instruments.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
7/26/93


--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$1,001,410,634


--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/98
$1,347,189,797


--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY


--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/11/98



EXPENSE RATIO
The fund's current expense ratio of 0.49% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

U.S. AGENCY OBLIGATIONS                 28.9%

CORPORATE OBLIGATIONS                   26.7%

U.S. TREASURY OBLIGATIONS               21.9%

CMO'S                                   11.5%

FOREIGN GOVERNMENTS                     2.3%

CONVERTIBLE PREFERRED STOCK             1.3%

CERTIFICATE OF DEPOSIT                  0.7%

PRIVATE PLACEMENTS                      0.7%

CONVERTIBLE BONDS                       0.1%

SHORT-TERM INVESTMENTS                  5.9%


30-DAY SEC YIELD
5.61%*

DURATION
4.83 years

QUALITY BREAKDOWN
AAA**                                   69%
AA                                      4%
A                                       10%
Other                                   17%

*YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER.

**INCLUDES U.S. GOVERNMENT AGENCY, TREASURY OBLIGATIONS, AND REPURCHASE AGREEMENTS.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in below investment-grade debt obligations and foreign securities which are subject to special risks; prospective investors should refer to the funds prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                    THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY >

J.P. MORGAN INSTITUTIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Fixed Income Portfolio
  ("Portfolio"), at value                          $1,002,394,301
Receivable for Shares of Beneficial Interest Sold       1,420,113
Receivable for Expense Reimbursements                      42,614
Prepaid Trustees' Fees                                      4,446
Prepaid Expenses and Other Assets                           6,939
                                                   --------------
    Total Assets                                    1,003,868,413
                                                   --------------
LIABILITIES
Dividends Payable to Shareholders                       2,301,334
Shareholder Servicing Fee Payable                          84,935
Administrative Services Fee Payable                        23,935
Administration Fee Payable                                  4,184
Fund Services Fee Payable                                     882
Accrued Expenses                                           42,509
                                                   --------------
    Total Liabilities                                   2,457,779
                                                   --------------
NET ASSETS
Applicable to 99,123,436 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $1,001,410,634
                                                   --------------
                                                   --------------
Net Asset Value, Offering and Redemption Price
  Per Share                                                $10.10
                                                            -----
                                                            -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $  969,841,216
Undistributed Net Investment Income                       773,443
Accumulated Net Realized Gain on Investment and
  Foreign Currency Contracts and Transactions          12,211,641
Net Unrealized Appreciation of Investment and
  Foreign Currency Contracts and Translations          18,584,334
                                                   --------------
    Net Assets                                     $1,001,410,634
                                                   --------------
                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                       $61,842,696
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $10,534)                                     1,438,960
Allocated Portfolio Expenses                                     (3,387,770)
                                                                -----------
    Net Investment Income Allocated from
      Portfolio                                                  59,893,886

FUND EXPENSES
Shareholder Servicing Fee                          $  759,423
Administrative Services Fee                           271,190
Fund Services Fee                                      28,012
Professional Fees                                      26,923
Administration Fee                                     20,814
Transfer Agent Fees                                    18,278
Printing Expenses                                      17,479
Registration Fees                                      17,000
Trustees' Fees and Expenses                            11,770
Amortization of Organization Expenses                   3,778
Miscellaneous                                          45,005
                                                   ----------
    Total Fund Expenses                             1,219,672
Less: Reimbursement of Expenses                       (42,614)
                                                   ----------
NET FUND EXPENSES                                                 1,177,058
                                                                -----------
NET INVESTMENT INCOME                                            58,716,828

NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                                 12,631,804

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                           2,974,155
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $74,322,787
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $     58,716,828   $    53,510,308
Net Realized Gain on Investment and Foreign
  Currency Contracts and Transactions Allocated
  from Portfolio                                         12,631,804         5,992,503
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Contracts and
  Translations Allocated from Portfolio                   2,974,155         9,053,869
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         74,322,787        68,556,680
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (58,731,284)      (53,248,046)
Net Realized Gain                                        (5,896,229)       (1,207,006)
                                                   ----------------   ----------------
    Total Distributions to Shareholders                 (64,627,513)      (54,455,052)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        271,326,921       402,506,302
Reinvestment of Dividends and Distributions              36,478,657        26,876,083
Cost of Shares of Beneficial Interest Redeemed         (228,144,354)     (367,496,156)
                                                   ----------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                79,661,224        61,886,229
                                                   ----------------   ----------------
    Total Increase in Net Assets                         89,356,498        75,987,857

NET ASSETS
Beginning of Fiscal Year                                912,054,136       836,066,279
                                                   ----------------   ----------------
End of Fiscal Year (including undistributed net
  investment income of $773,443 and $450,111,
  respectively)                                    $  1,001,410,634   $   912,054,136
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each year are as follows:

                                                           FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------
                                                      1998        1997       1996       1995       1994
                                                   ----------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                 $    10.01   $   9.84   $   9.98   $   9.23   $  10.14
                                                   ----------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.64       0.65       0.61       0.63       0.55
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency Contracts and
  Transactions                                           0.15       0.18      (0.11)      0.75      (0.88)
                                                   ----------   --------   --------   --------   --------
Total from Investment Operations                         0.79       0.83       0.50       1.38      (0.33)
                                                   ----------   --------   --------   --------   --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (0.63)     (0.64)     (0.61)     (0.63)     (0.55)
Net Realized Gain                                       (0.07)     (0.02)     (0.03)        --      (0.03)
                                                   ----------   --------   --------   --------   --------
Total Distributions to Shareholders                     (0.70)     (0.66)     (0.64)     (0.63)     (0.58)
                                                   ----------   --------   --------   --------   --------

NET ASSET VALUE, END OF YEAR                       $    10.10   $  10.01   $   9.84   $   9.98   $   9.23
                                                   ----------   --------   --------   --------   --------
                                                   ----------   --------   --------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                             8.18%      8.78%      5.21%     15.50%     (3.33%)
Net Assets, End of Year (in thousands)             $1,001,411   $912,054   $836,066   $438,610   $253,174
Ratios to Average Net Assets
  Expenses                                               0.49%      0.50%      0.50%      0.47%      0.50%
  Net Investment Income                                  6.32%      6.59%      6.28%      6.62%      6.00%
  Expenses without Reimbursement                         0.50%      0.50%      0.53%      0.52%      0.69%

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Bond Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust"), which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 26, 1993. Prior to January 1, 1998, the trust's and the fund's names were The JPM Institutional Funds and The JPM Institutional Bond Fund, respectively.

The fund invests all of its investable assets in The U.S. Fixed Income Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (74% at October 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $49,925, which were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes. The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distribution to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital

J.P. MORGAN INSTITUTIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase Undistributed Net Investment Income by $337,788, decrease Paid-in-Capital by $986 and decrease Accumulated Net Realized Gain on Investment and Foreign Currency Contracts and Transactions by $336,802. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $20,814.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $271,190.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.50% of the average daily net assets of the fund through February 28, 1999. The reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan. For the fiscal year ended October 31, 1998, J.P. Morgan has agreed to reimburse the fund $42,614 for the expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The Agreement provides for the fund to pay Morgan a fee for these services which is computed daily and

J.P. MORGAN INSTITUTIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      paid monthly at an annual rate. The rate was 0.075% of the average daily net assets of the fund from November 1, 1997 through July 31, 1998. Effective August 1, 1998 the rate was increased to 0.100%. For the fiscal year ended October 31, 1998, the fee for these services amounted to $759,423.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $28,012 for the fiscal year ended October 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $5,650.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
Shares sold......................................       27,037,802         40,888,366
Reinvestment of dividends and distributions......        3,640,246          2,730,489
Shares redeemed..................................      (22,702,092)       (37,416,665)
                                                   ----------------   ----------------
Net Increase.....................................        7,975,956          6,202,190
                                                   ----------------   ----------------
                                                   ----------------   ----------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings to the Agreement as of October 31, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Bond Fund
(formerly The JPM Institutional Bond Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional Bond Fund (one of the series constituting part of J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN INSTITUTIONAL BOND FUND
SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f.To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i.To approve the reclassification of the fund's other fundamental restrictions as non fundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to non fundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,592,561,591       8,840,251       --
  William G. Burns...............................  2,592,561,591       8,840,251       --
  Arthur C. Eschenlauer..........................  2,592,561,591       8,840,251       --
  Matthew Healey.................................  2,592,561,591       8,840,251       --
  Michael P. Mallardi............................  2,592,561,591       8,840,251       --
2. Amending of Investment Restrictions:
  a. Relating to diversification of..............     45,089,408        --           6,422,126
  b. Relating to concentration of assets.........     45,089,408        --           6,422,126
  c. Relating to issuance of senior securities...     43,574,740        --           7,936,794
  d. Relating to borrowing.......................     43,350,172         224,568     7,936,794
  e. Relating to underwriting....................     45,089,415        --           6,422,119
  f. Relating to investment in real estate.......     43,574,740       1,514,675     6,422,119
  g. Relating to commodities.....................     43,574,740       1,514,675     6,422,119
  h. Relating to lending.........................     43,350,172       1,739,243     6,422,119
  i. Reclassification of other restrictions as
      non fundamental............................     43,468,743       1,620,672     6,422,119
3. Reclassification of investment objectives.....     41,816,874       1,758,019     7,936,640
4. Investment advisory agreement.................     43,557,551        --           8,134,229
5. Dollar-based voting rights....................  2,411,567,264       7,638,329   179,591,823
6.Independent accountants,
    PricewaterhouseCoopers LLP...................  2,402,592,025      19,567,729   179,242,087

The U.S. Fixed Income Portfolio

Annual Report October 31, 1998

(The following pages should be read in conjunction with J.P. Morgan Institutional Bond Fund
Annual Financial Statements)

J.P. MORGAN INSTITUTIONAL FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

          INSTITUTIONAL SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.


J.P. MORGAN
INSTITUTIONAL
BOND FUND


ANNUAL REPORT
OCTOBER 31, 1998